UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 2, 2017
Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 2, 2017, Surgery Partners, Inc. (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:
Proposal 1: Election of Class II director nominees. The stockholders elected each of the director nominees to serve as a Class II director until the Company’s 2020 annual meeting of stockholders and until his successor has been elected and qualified. Each of the nominees was a current Class II director of the Company who was re-elected. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Matthew Lozow	37,463,754	5,158,005	618,962
Brent Turner	37,889,408	4,732,351	618,962
Proposal 2: Advisory vote on executive compensation (“Say-on-Pay”). The stockholders approved on a non-binding, advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 17, 2017 (the “Proxy Statement”). The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,302,946	317,893	920	618,962
Proposal 3: Advisory vote on frequency of future executive compensation votes. The stockholders approved on a non-binding, advisory basis that the non-binding, advisory vote on the compensation paid to the Company’s named executive officers shall occur annually.The result of the vote taken at the Annual Meeting was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
42,061,609	1,223	558,327	600	618,962
In light of the results of the stockholders’ advisory vote on the frequency of Say-on-Pay votes, the Board of Directors (the “Board”) of the Company determined that the Company will include a stockholder advisory Say-on-Pay vote annually. The Board will reevaluate this determination after the next stockholder advisory vote on the frequency of Say on Pay votes.
Proposal 4: Ratification of the appointment of Ernst & Young, LLP as the Company's independent registered accounting firm for fiscal 2017. The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions
43,239,821	900	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ MICHAEL T. DOYLE
Michael T. Doyle Chief Executive Officer
Date: May 5, 2017